                                  EXHIBIT 99.1

[IMAX LOGO]

IMAX CORPORATION

2525 Speakman Drive
Mississauga, Ontario, Canada L5K 1B1
Tel:(905)403-6500  Fax:(905)403-6450
www.imax.com




                 IMAX CORPORATION REPORTS SECOND QUARTER RESULTS

HIGHLIGHTS

o Results from The Matrix Reloaded: The IMAX Experience exceed expectations and further validate IMAX(R) DMR(TM) appeal.

o Earnings from continuing operations of $0.02, consistent with previous guidance.

o     Debt reduced by $39 million to $170 million.

o Strong systems signings with seven theatre systems signed versus two in the second quarter of 2002.

Toronto, Canada - July 31, 2003 - IMAX Corporation (Nasdaq:IMAX; TSX:IMX) today reported net earnings from continuing operations of $0.02 per share on a basic and fully diluted basis for the second quarter ended June 30, 2003. The second quarter results, which are consistent with previous guidance, compare to net earnings from continuing operations of $0.09 per share on a basic and fully diluted basis in the second quarter of 2002. Including a gain of $0.01 from discontinued operations, the Company reported net earnings of $0.03 per share on a basic and fully diluted basis for the quarter, compared to net earnings of $0.09 per share in the prior year period.

"The second quarter demonstrated the progress that we are continuing to make in implementing our commercial strategy, highlighted by strong signings and the performance of The Matrix Reloaded:The IMAX Experience," said IMAX Co-Chief Executive Officers Richard L. Gelfond and Bradley J. Wechsler. "The combination of Hollywood releases in IMAX's 15/70 format, such as The Matrix Reloaded, and our new low cost theatre system, is having a strong impact on our business as our theatre signings for the second quarter more than tripled compared to the second quarter of 2002. This continued strong momentum in our business, combined with our continued debt reduction, should further position IMAX to deliver significant returns for our shareholders."



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                                  EXHIBIT 99.1


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The Matrix Reloaded: The IMAX Experience, released June 6, 2003 to IMAX(R)
theatres, continues to perform well throughout the world-wide IMAX network. This past weekend, the eighth of the film's run, it experienced only a 12% decline in total box office in IMAX theatres. Playing on an average of 48 screens, the film has earned approximately $1 million per week in North American IMAX theatres over the first seven weeks of the run.

Independent exit poll research conducted during the release of The Matrix
Reloaded: The IMAX Experience found that over 85% of consumers significantly enjoyed the film and planned both to recommend it to others and to return to IMAX theatres in the future. The research further showed that more than 30% of those polled were first-time IMAX attendees, and that consumers would be willing to pay premiums over and above those charged by IMAX theatres for the film. During the run, IMAX theatres in North America charged up to $15 per ticket to see The Matrix Reloaded: The IMAX Experience.

Internationally, the bfi London IMAX Cinema had the biggest opening worldwide for The Matrix Reloaded: The IMAX Experience, grossing over $64,000 in its first weekend with eight of 11 shows sold out. Thereafter, the film grossed over $40,000 in each of the second, third and fourth weekends, with five of six shows sold out each weekend.

"The Matrix Reloaded: The IMAX Experience has exceeded our expectations for per screen gross, sustained box office and overall consumer demand," added Messrs. Gelfond and Wechsler. "In a summer where films are seeing rapid weekly declines at the box office, the IMAX numbers are extraordinary and are demonstrating that an IMAX DMR release can extend the run of an event film, a fact that is fueling our ongoing discussions with both Hollywood studios and commercial theatre operators. We are also finding that consumers are willing to pay a significant price premium for The IMAX Experience(R), and that moviegoers are highly anticipating the November 5th release of The Matrix Revolutions: The IMAX Experience."

During the second quarter, the Company signed new theatre contracts for seven IMAX theatre systems, compared to contracts for two theatre systems in the second quarter of 2002. These signings included deals for three IMAX theatres to open in Mexico where IMAX(R) 3D is experiencing a rapid expansion, and IMAX's first multiple commercial theatre deal in China for two IMAX(R) MPX(TM) systems with an option for three additional theatres.

On May 5, 2003, Wasserstein Partners, LP, pursuant to terms of its partnership agreements, distributed to its limited partners 8.2 million shares of IMAX stock that it controlled on their behalf. The Company believes that the vast majority of those shares, as well as the shares that Wasserstein held directly, have been successfully absorbed into the market.

On April 1, the Company retired the remaining $9 million of its subordinated notes. During June, the Company retired approximately $25 million of the $200 million of its senior notes due December 2005, in exchange for newly-issued shares of the Company, through a series of transactions. Subsequent to the end of the quarter, the Company retired an additional $5 million of senior notes. When combined with the Company's prior debt retirements in 2001 and 2002, IMAX has reduced total debt to $170 million - a reduction of more than 40% in less than two years.



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                                  EXHIBIT 99.1

In the second quarter, the Company's total revenues were $34.8 million as compared to $38.9 million in the prior year period. IMAX systems revenue was $22.1 million versus $20.7 million in the prior year period, as the Company recognized revenues on six theatre systems in the second quarter of 2003 versus four theatre systems in the second quarter of 2002. Films revenue was $7.5 million versus $13.2 million in the second quarter of 2002, due primarily to the release of the Company's film SPACE STATION in the prior year period. Other revenue was $5.2 million in the quarter versus $4.9 million in the second quarter of 2002.

For the six-month period ended June 30, 2003, the Company's revenues were $68.7 million as compared to $70.1 million in the prior year period. Systems revenue was $44.5 million versus $41.1 million in the prior year period, as the Company recognized revenues on 14 theatre systems as compared to 10 theatre systems in the prior year period. Films revenue was $14.3 million compared to $19.3 million for the first six months of 2002. Other revenue was $10.0 million versus $9.8 million for the prior year period. For the six months ended June 30, 2003, the Company reported net earnings from continuing operations of $0.09 per share on a fully diluted basis. The Company's comparative results for the first six months of 2002 were net earnings of $0.41 per share, which included a $0.25 gain from the repurchase of certain of the Company's subordinated notes.

The Company will be hosting a conference call to discuss these results at 10:30 AM EDT. To access the call interested parties should call (719) 457-2641.

ABOUT IMAX CORPORATION:

Founded in 1967, IMAX Corporation is one of the world's leading entertainment technology companies. IMAX's businesses include the creation and delivery of the world's best cinematic presentations using proprietary IMAX and IMAX 3D technology, and the development of the highest quality digital production and presentation. IMAX has developed revolutionary technology called IMAX DMR (Digital Re-mastering) that makes it possible for any 35mm film to be transformed into the unparalleled image and sound quality of The IMAX Experience. The IMAX brand is recognized throughout the world for extraordinary and immersive family experiences. As of June 30 2003, there were more than 235 IMAX theatres operating in 34 countries.

IMAX(R), IMAX(R) 3D, IMAX(R)DMR(TM), IMAX(R) MPX(TM) and The IMAX Experience(R) are trademarks of IMAX Corporation. More information on the Company can be found at www.imax.com.

This press release contains forward looking statements that are based on management assumptions and existing information and involve certain risks and uncertainties which could cause actual results to differ materially from future results expressed or implied by such forward looking statements. Important factors that could affect these statements include the timing of theatre system deliveries, the mix of theatre systems shipped, the timing of the recognition of revenues and expenses on film production and distribution agreements, the viability of new businesses and products, and fluctuations in foreign currency and in the large format and general commercial exhibition market. These factors and other risks and uncertainties are discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 and in the subsequent reports filed by the Company with the Securities and Exchange Commission.

                                       ###



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                                  EXHIBIT 99.1

For additional information please contact:

MEDIA:                                               ANALYSTS:
IMAX CORPORATION, New York                           IMAX CORPORATION, New York
Romi Schutzer                                        Stephen G. Abraham
212-821-0144                                         212-821-0140
rschutzer@imax.com                                   sabraham@imax.com

ENTERTAINMENT MEDIA:                                 BUSINESS MEDIA:
Newman & Company, Los Angeles                        Sloane & Company, New York
Al Newman                                            Whit Clay
818-784-2130                                         212-446-1864
asn@newman-co.com                                    wclay@sloanepr.com







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                                  EXHIBIT 99.1

                                IMAX CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
    IN ACCORDANCE WITH UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES
            (in thousands of U.S. dollars, except per share amounts)
                                   (UNAUDITED)

                                                              THREE MONTHS ENDED JUNE 30,      SIX MONTHS ENDED JUNE 30,
                                                             ----------------------------    ----------------------------
                                                                  2003           2002             2003           2002
                                                             -------------  -------------    -------------  -------------
REVENUE
IMAX systems                                                 $      22,143  $      20,712    $      44,459  $      41,097
Films                                                                7,460         13,197           14,294         19,264
Other                                                                5,157          4,942            9,979          9,765
                                                             -------------  -------------    -------------  -------------
                                                                    34,760         38,851           68,732         70,126
COSTS OF GOODS AND SERVICES                                         20,727         20,162           38,994         38,030
                                                             -------------  -------------    -------------  -------------
GROSS MARGIN                                                        14,033         18,689           29,738         32,096

Selling, general and administrative expenses                         8,456          9,993           16,600         19,108
Research and development                                             1,168            597            1,881            801
Amortization of intangibles                                            152            340              291            728
Loss (income) from equity-accounted investees                           14             23             (273)            79
Receivable provisions, net of recoveries                                75            139              689          1,226
                                                             -------------  -------------    -------------  -------------
EARNINGS FROM OPERATIONS                                             4,168          7,597           10,550         10,154

Interest income                                                        145            104              410            189
Interest expense                                                    (4,056)        (4,430)          (8,343)        (8,749)
Gain (loss) on retirement of notes                                    (187)          (236)            (187)        11,988
                                                             -------------  -------------    -------------  -------------
NET EARNINGS FROM CONTINUING OPERATIONS BEFORE
   INCOME TAXES                                                         70          3,035            2,430         13,582
Recovery of income taxes                                              (700)            -              (563)            -
                                                             -------------  -------------    -------------  ------------
NET EARNINGS FROM CONTINUING OPERATIONS                                770          3,035            2,993         13,582
Net earnings from discontinued operations                              199             -               399             -
                                                             -------------  -------------    -------------  ------------
NET EARNINGS                                                 $         969  $       3,035    $       3,392  $      13,582
                                                             =============  =============    =============  =============

EARNINGS PER SHARE:
Earnings per share - basic and fully diluted:
  Net earnings from continuing operations                    $        0.02  $        0.09    $        0.09  $        0.41
  Net earnings from discontinued operations                  $        0.01  $          -     $        0.01  $          -
                                                             -------------- --------------   -------------  -------------
  Net earnings                                               $        0.03  $        0.09    $        0.10  $        0.41
                                                             =============  =============    =============  =============

Weighted average number of shares outstanding (000's):
     Basic                                                          34,159         32,925           33,566         32,919
     Fully diluted                                                  35,454         33,728           34,363         33,414





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                                  EXHIBIT 99.1

                                IMAX CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
    IN ACCORDANCE WITH UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES
                         (in thousands of U.S. dollars)


                                                                                      JUNE 30,         DECEMBER 31,
                                                                                        2003               2002
                                                                                  ----------------   ----------------
                                                                                      (UNAUDITED)
ASSETS
Cash and cash equivalents                                                         $         21,445   $         37,136
Accounts receivable, less allowance for doubtful accounts of $9,736
  (2002 - $9,248)                                                                           14,657             15,054
Financing receivables                                                                       54,870             51,918
Inventories                                                                                 28,252             34,092
Prepaid expenses                                                                             3,184              2,383
Film assets                                                                                  1,451                419
Fixed assets                                                                                41,749             45,308
Other assets                                                                                 9,267             10,455
Deferred income taxes                                                                        3,821              3,821
Goodwill                                                                                    39,027             39,027
Other intangible assets                                                                      3,802              3,363
                                                                                  ----------------   ----------------
   Total assets                                                                   $        221,525   $        242,976
                                                                                  ================   ================

LIABILITIES
Accounts payable                                                                  $          9,953   $          6,768
Accrued liabilities                                                                         42,120             43,451
Deferred revenue                                                                            68,258             87,284
Senior notes due 2005                                                                      174,975            200,000
Convertible subordinated notes due 2003                                                         -               9,143
                                                                                  ----------------   ----------------
   Total liabilities                                                                       295,306            346,646
                                                                                  ----------------   ----------------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY (DEFICIT)
Common shares - no par value.  Authorized - unlimited number
  Issued and outstanding - 36,426,282 (2002 - 32,973,366)                                   91,236             65,563
Other equity                                                                                 2,366              1,542
Deficit                                                                                   (168,028)          (171,420)
Accumulated other comprehensive income                                                         645                645
                                                                                  ----------------   ----------------
   Total shareholders' equity (deficit)                                                    (73,781)          (103,670)
                                                                                  ----------------   ----------------
   Total liabilities and shareholders' equity (deficit)                           $        221,525   $        242,976
                                                                                  ================   ================